INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------

          AGREEMENT made as of this 7th day of May, 2001 (the "Date of Grant") between iJoin Systems, Inc., a Delaware corporation (hereinafter referred to as
the  "Company"),   and                      (hereinafter   referred  to  as  the
                       --------------------
"Optionee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company desires, in connection with the employment of the Optionee and in accordance with its 2001 Stock Option Plan (the "Plan"), to provide the Optionee with an opportunity to acquire Common Stock, $0.0001 par value (hereinafter referred to as "Common Stock"), of the Company on favorable terms and thereby increase his proprietary interest in the continued progress and success of the business of the Company;

          NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable consideration, the Company and the Optionee hereby agree as follows:

          1. Confirmation of Grant of Option. Pursuant to a determination by the Committee, the Company, subject to the terms of the Plan and this Agreement, hereby grants to the Optionee as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, the right to purchase (hereinafter referred to as the "Option") an aggregate of ______ shares of Common Stock, subject to adjustment as provided in the Plan (such shares, as adjusted, hereinafter being referred to as the "Shares"). The Option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that all or any part of the Option does not qualify as an incentive stock option, the Option (or the subject portion thereof) shall be treated as a nonqualified stock option under the Plan.

          2. Purchase Price. The purchase price of shares of Common Stock covered by the Option will be $______ per share, subject to adjustment as provided in the Plan.

          3. Exercise of Option.
             -------------------

             (a) Subject to all of the terms and conditions of this Agreement and the Plan, the right to purchase shares under the Option shall vest as to one-third (1/3rd) of the total number of Shares covered by the Option on February 6, 2002. Thereafter, the Option shall vest as to an additional 1/36th of the total Shares on the same day in each of the next succeeding 24 months following such date. On each vesting date, the number of Shares for which the Option is vested shall be rounded to the nearest whole number. No further vesting shall occur in respect of the Option from and after any termination of the Optionee's employment with the Company (including any Parent or Subsidiary).

             (b) The Option may be exercised  pursuant to the provisions of this
Section 3, by notice and payment to the Company as provided in Sections 9 and 14 hereof.

          4. Term of  Option.  The term of the  Option  shall be a period of ten
(10) years (minus one day) from the Date of Grant, subject to earlier termination or cancellation as provided in this Agreement. This Option, to the extent unexercised, shall expire on the day immediately prior to the tenth
(10th) anniversary of the Date of Grant. The holder of the Option shall not have any rights to dividends or any other rights of a stockholder with respect to any shares of

Common Stock subject to the Option until such shares shall have been issued to him (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent of the Company) provided that the date of issuance shall not be earlier than the date this Option is exercised and payment of the full purchase price of the shares of Common Stock (with respect to which this Option is exercised) is made to the Company.

          5. Non-transferability of Option. The Option shall not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way, and shall not be subject to execution, attachment or other process, except as may be provided in the Plan. Any assignment, transfer, pledge, hypothecation or other disposition of the Option attempted contrary to the provisions of the Plan, or any levy of execution, attachment or other process attempted upon the Option, will be null and void and without effect. Any attempt to make any such assignment, transfer, pledge, hypothecation or other disposition of the Option will cause the Option to terminate immediately upon the happening of any such event; provided, however, that any such termination of the Option under the foregoing provisions of this Section 5 will not prejudice any rights or remedies which the Company or any Parent or Subsidiary may have under this Agreement or otherwise.

          6. Exercise Upon Cessation of Employment.
             -------------------------------------

             (a) If the Optionee at any time ceases to be an employee of the Company and of any Parent or Subsidiary (i) by reason of his discharge for Good Cause, or (ii) due to his voluntary termination of employment (A) other than for good reason, as such term, if any, is defined in any then-effective employment agreement between the Company and the Optionee, or (B) without the written consent of the Committee, then the Option shall, at the time of such termination of employment, terminate and the Optionee shall forfeit all rights hereunder. If, however, the Optionee ceases to be such an employee either due to Good Reason or with the written consent of the Committee or for any reason other than Disability, death or as provided in the preceding sentence, the Option may, subject to the provisions of Section 5 hereof, be exercised by the Optionee to the same extent the Optionee would have been entitled under Section 3 hereof to exercise the Option immediately prior to such cessation of employment, at any time within three (3) months after such cessation of employment, at the end of which period the Option, to the extent not then exercised, shall terminate and the Optionee shall forfeit all rights hereunder, even if the Optionee subsequently returns to the employ of the Company or any Parent or Subsidiary. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

             (b) The Option shall not be affected by any change of duties or position of the Optionee so long as he continues to be a full-time employee of the Company or of any Parent or Subsidiary thereof. If the Optionee is granted a temporary leave of absence, such leave of absence shall be deemed a continuation of his employment by the Company or of any Parent or Subsidiary thereof for the purposes of this Agreement, but only if and so long as the employing corporation consents thereto.

          7. Exercise Upon Death or Disability.
             ---------------------------------

             (a) If the Optionee dies while he is employed by the Company or by any Parent or Subsidiary and on or after the first date upon which he would have been entitled to exercise the Option under the provisions of Section 3 hereof, the Option may, subject to the provisions of Section 5 hereof, be exercised (to the same extent, if any, that the Optionee would have been entitled under
Section 3 hereof to exercise the Option immediately prior to his death), by the estate of the Optionee (or by the person or persons who acquire the right to exercise the Option by written designation of the Optionee) at any time within one (1) year after the death of the Optionee, at the end of which period the Option, to the extent not then exercised, shall terminate and the estate or other beneficiaries shall forfeit all rights hereunder. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

             (b) In the event that the employment of the Optionee by the Company and any Parent or Subsidiary is terminated by reason of the Disability of the Optionee, the Option may, subject to the provisions of Section 5 hereof, be exercised (to the same extent, if any, that the Optionee would have been entitled under Section 3 hereof to exercise the Option immediately prior to his employment termination due to Disability) by the Optionee within the period ending one (1) year after the date of such termination of employment, at the end of which period the Option, to the extent not then exercised, shall terminate and the Optionee shall forfeit all rights hereunder even if the Optionee subsequently returns to the employ of the Company or any Parent or Subsidiary. In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

          8. Registration. At the time of issuance, the shares of Common Stock subject hereto and issuable upon the exercise hereof may not be registered under the Securities Act of 1933, as amended, and, if required upon the request of counsel to the Company, the Optionee will give a representation as to his investment intent with respect to such shares prior to their issuance as set forth in Section 9 hereof. The Company may register or qualify the shares covered by the Option for sale pursuant to the Securities Act of 1933, as amended, at any time prior to or after the exercise in whole or in part of the Option.

          9. Method of Exercise of Option.
             ----------------------------

             (a) Subject to the terms and conditions of this Agreement, the Option shall be exercisable by notice in the manner set forth in Exhibit A hereto (the "Notice") and provision for payment to the Company in accordance with the procedure prescribed herein. Each such Notice shall:

                  (i) state the  election to exercise  the Option and the number of Shares with respect to which it is being exercised;

                  (ii) contain a  representation  and agreement as to investment intent, if required by counsel to the Company with respect to such Shares, in a form satisfactory to counsel to the Company;

                  (iii) be  signed by the  Optionee  or the  person  or  persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel to the Company, of the right of such other person or persons to exercise the Option;

                  (iv) include payment of the full purchase price for the shares of Common Stock to be purchased pursuant to such exercise of the Option; and

                  (v) be  received  by the  Company on or before the date of the expiration of this Option. In the event the date of expiration of this Option falls on a day which is not a regular business day at the Company's executive office, then such written Notice must be received at such office on or before the last regular business day prior to such date of expiration.

             (b) Payment of the purchase price of any shares of Common Stock, in respect of which the Option shall be exercised, shall be made by the Optionee or such person or persons at the place specified by the Company on the date the Notice is received by the Company (i) by delivering to the Company a certified or bank cashier's check payable to the order of the Company or (ii) if consented to by the Company in writing, by delivering to the Company properly endorsed certificates of shares of Common Stock (or certificates accompanied by an appropriate stock power) with signature guaranties by a bank or trust company, or (iii) if consented to by the Company in writing, by a concurrent sale of a portion of the shares of Common Stock to be acquired upon the exercise of this Option to the extent permitted upon delivery by the Optionee of a properly executed notice, together with a copy of the Optionee's irrevocable instructions to a broker acceptable to the Company to sell all or a portion of such shares of Common Stock and deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price; provided, that, in connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms, or (iv) by any combination of the foregoing. For purposes of the immediately preceding sentence, an exercise effected by the tender of Common Stock (or deemed to be effected by the tender of Common Stock) may only be consummated with Common Stock held by the Optionee for a period of six (6) months.

             (c) The Option shall be deemed to have been exercised with respect to any particular shares of Common Stock if, and only if, the preceding provisions of this Section 9 and the provisions of Section 10 hereof shall have been complied with, in which event the Option shall be deemed to have been exercised on the date the Notice and related payment were received by the Company. Anything in this Agreement to the contrary notwithstanding, any Notice given pursuant to the provisions of this Section 9 shall be void and of no effect if all of the preceding provisions of this Section 9 and the provisions of Section 10 shall not have been complied with.

             (d) The certificate or certificates for shares of Common Stock as to which the Option shall be exercised will be registered in the name of the Optionee (or in the name of the Optionee's estate or other beneficiary if the Option is exercised after the Optionee's death), or if the Option is exercised by the Optionee and if the Optionee so requests in the notice exercising the Option, will be registered in the name of the Optionee and another person jointly, with right of survivorship and will be delivered as soon as practical after the date the Notice is received by the Company (accompanied by full payment of the exercise price), but only upon compliance with all of the provisions of this Agreement.

             (e) If the Optionee fails to accept delivery of and pay for all or any part of the number of Shares specified in such Notice, his right to exercise the Option with respect to such undelivered Shares may be terminated in the sole discretion of the Committee. The Option may be exercised only with respect to full Shares.

             (f) The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock purchased upon the exercise of any part of the Option prior to the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of this Option or the transfer of shares thereupon. Such payment shall be made by the Optionee in cash or, with the written consent of the Company, by tendering to the Company shares of Common Stock equal in value to the amount of the required withholding. In the alternative, the Company may, at its option, satisfy such withholding requirements by withholding from the shares of Common Stock to be delivered to the Optionee pursuant to an exercise of the Option a number of shares of Common Stock equal in value to the amount of the required withholding.

          10. Approval of Counsel. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Company's counsel of all legal matters in connection therewith, including, but not limited to, compliance with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and the requirements of any stock exchange or automated trading medium upon which the Common Stock may then be listed or traded.

          11. Resale of Common Stock.
              ----------------------

             (a) If so requested by the Company, upon any sale or transfer of the Common Stock purchased upon exercise of the Option (subject to the provisions of Section 11(c) hereof), the Optionee shall deliver to the Company an opinion of counsel satisfactory to the Company to the effect that either (i) the Common Stock to be sold or transferred has been registered under the Securities Act of 1933, as amended, and that there is in effect a current prospectus meeting the requirements of Section 10(a) of said Act which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Common Stock to be sold or transferred, or (ii) such Common Stock may then be sold pursuant to an exemption from registration requirements or otherwise without violating Section 5 of said Act.

             (b) The Common Stock issued upon exercise of the Option shall bear the following (or similar) legend if required by counsel for the Company:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND may not be sold, transferred, pledged or OTHERWISE DISPOSED OF UNLESS (i) REGISTERED UNDER SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR (ii) iJOIN SYSTEMS, INC., A DELAWARE CORPORATION (THE "COMPANY"), SHALL HAVE RECEIVED FROM COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, AN OPINION, IN FORM, SCOPE AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION OF SUCH SHARES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

             (c) The Optionee hereby agrees that, if so requested by the Company or any representatives of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Optionee shall not sell or otherwise transfer any shares of Common Stock or other securities of the Company during the six (6) month period (or such longer or shorter period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such registration shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

          12. Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

          13. Limitation of Action. The Optionee and the Company each acknowledges that every right of action accruing to him or it, as the case may be, and arising out of or in connection with this Agreement against the Company or a Parent or Subsidiary, on the one hand, or against the Optionee, on the other hand, shall, irrespective of the place where an action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

          14. Notices. Each notice relating to this Agreement shall be in writing and delivered in person, by recognized overnight courier or by certified mail to the proper address. All notices to the Company or the Committee shall be addressed to them at 2505 Second Avenue, Suite 500, Seattle, Washington 98121,
Attn: President, or to such other address as may be designated for such purpose by the Company from time to time by notice given in the manner herein provided. All notices to the Optionee shall be addressed to the Optionee or such other person or persons at the Optionee's address above specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

          15.  Benefits of Agreement.  This Agreement shall inure to the benefit
of  the  Company,   the  Optionee  and  their   respective   heirs,   executors,
administrators, personal representatives, successors and permitted assignees.

          16. Severability. In the event that any one or more provisions of this Agreement shall be deemed to be illegal or unenforceable, such illegality or unenforceability shall not affect the validity and enforceability of the remaining legal and enforceable provisions hereof, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.

          17. Governing Law. This Agreement will be construed and governed in accordance with the laws of the State of Delaware.

          18. Disposition of Shares. By accepting this Agreement, the Optionee agrees that in the event he shall dispose (whether by sale, exchange, gift or any like transfer) of any shares of Common Stock of the Company (to the extent such shares are deemed to have been purchased pursuant to this incentive stock option) acquired by him pursuant hereto within two years of the Date of Grant of this Option or within one year after the acquisition of such shares pursuant hereto, he will notify the President of the Company no later than 15 days from the date of such disposition of such date or dates and the number of shares disposed of by him and the consideration received, if any, and, upon notification from the Company, promptly forward to the Company (to the attention of its President) any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by any delay in making such payment) incurred by reason of such disposition.

          19. Acknowledgment of Optionee. The Optionee represents and warrants that as of the Date of Grant of the Option, he does not own (within the meaning of Section 422(b)(6) of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of any Parent or Subsidiary.

          20. Employment. Nothing contained in this Agreement shall be construed as (a) a contract of employment between the Optionee and the Company or any Parent or Subsidiary, (b) a right of the Optionee to be continued in the employ of the Company or of any Parent or Subsidiary, or (c) a limitation of the right of the Company or of any Parent or Subsidiary to discharge the Optionee at any time, with or without cause (subject to any applicable employment agreement).

          21. Definitions. Unless otherwise defined herein, all capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

          22. Incorporation of Terms of Plan. This Agreement shall be interpreted under, and subject to, all of the terms and provisions of the Plan, which are incorporated herein by reference. In the event of any conflict between the provisions of this Agreement and the express requirements of the Plan, the requirements of the Plan shall control. This Agreement and the Plan together constitute the entire understanding between the Optionee and the Company regarding the Option, and any prior agreements, commitments or negotiations concerning the Option are hereby superseded.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the Date of Grant set forth above.


                                    IJOIN SYSTEMS, INC.


                                    By:
                                       ---------------------------------
                                        Name:
                                        Title:


                                    ------------------------------------
                                    Optionee

                                    Address:
                                            ----------------------------

                                    ------------------------------------

                                    ------------------------------------



                                    ------------------------------------
                                    Social Security Number

                                                                       EXHIBIT A

                         INCENTIVE OPTION EXERCISE FORM
                         ------------------------------

                                                      [DATE]


iJoin Systems, Inc.

-------------------

-------------------
Attention:
          -----------------

Dear Sirs:

          Pursuant to the provisions of the Incentive Stock Option Agreement dated [ ] (the "Agreement"), whereby you have granted to me an Incentive Stock Option (the "Option") to purchase up to [ ] shares of the Common Stock of iJoin Systems, Inc. (the "Company") subject to the terms of the Agreement, I hereby notify you that I elect to exercise my option to purchase [ ] of the shares of Common Stock covered by such Option at the [$___] per share price specified therein. In full payment of the price for the shares being purchased hereby, I am delivering to you herewith (i) certified or bank cashier's check payable to the order of the Company in the amount of $____________, or (ii) a certificate or certificates for [ ] shares of Common Stock of the Company, and which have a fair market value as of the date hereof of $___________, [and a certified or bank cashier's check, payable to the order of the Company, in the amount of $________________]. Any such stock certificate or certificates are endorsed, or accompanied by an appropriate stock power, to the order of the Company, with my signature guaranteed by a bank or trust company or by a member firm of the New York Stock Exchange. I hereby acknowledge that I am purchasing these shares for investment purposes only and not for resale in violation of any federal or state securities laws.

                                          Very truly yours,



                                          ------------------------------
                                          [Address]
                                          (For notices, reports, dividend checks
                                          and other communications to
                                          stockholders.)